FIRST AMENDMENT TO FIRST LIEN
CREDIT AND GUARANTY AGREEMENT
AND PLEDGE AND SECURITY AGREEMENT

Dated as of April 26, 2006

among

GENTEK HOLDING, LLC,
as the Borrower

GENTEK INC.
AND
CERTAIN SUBSIDIARIES OF THE BORROWER
as Guarantors,

THE LENDERS,

BANK OF AMERICA, N.A.,
as Collateral Agent and Co-Administrative Agent,

AND

GENERAL ELECTRIC CAPITAL CORPORATION,
as Co-Administrative Agent

BANC OF AMERICA SECURITIES LLC
AND
GOLDMAN SACHS CREDIT PARTNERS L.P.
as Joint Lead Arrangers and Joint Book Managers

FIRST AMENDMENT TO FIRST LIEN
CREDIT AND GUARANTY AGREEMENT
AND PLEDGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT dated as of April 26, 2006 (the “Amendment”) is entered into among GENTEK HOLDING, LLC, a Delaware limited liability company (the “Borrower”), GENTEK INC., a Delaware corporation (“Holdings”), certain Subsidiaries of the Borrower, as Guarantors, the Lenders, Bank of America, N.A. (“BOFA”), as Collateral Agent and Co-Administrative Agent and General Electric Capital Corporation, as Co-Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Sole Bookrunner and Syndication Agent, Banc of America Securities LLC, as Joint Lead Arranger, General Electric Capital Corporation, as Co-Administrative Agent and Bank of America, N.A., as Collateral Agent and Co-Administrative Agent entered into that certain First Lien Credit and Guaranty Agreement dated as of February 28, 2005 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. As of April 26, 2006 (the “First Amendment Effective Date”), the Credit Agreement is hereby amended as follows:

(a) The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Treasury Management Agreement” means any agreement providing for treasury, depository or cash management services, including in connection with any automated clearing house transfers of funds or similar transactions.

(b) Subclause (i) in the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(i) with respect to Term Loans that are (a) Eurodollar Rate Loans, 2.25% per annum and (b) Base Rate Loans, 1.25% per annum; provided, that in the event the Loans are rated B1 or better by Moody’s then the Applicable Margin shall be (a) 2.00% per annum with respect to Eurodollar Rate Loans and (b) 1.00% per annum with respect to Base Rate Loans;

(c) The following sentence is hereby added at the end of the definition of “Beneficiaries” in Section 1.1 of the Credit Agreement to read as follows:

The term “Beneficiaries” shall also include (a) any Lender or Affiliate of a Lender that has entered into a Treasury Management Agreement with a Credit Party so long as such Treasury Management Agreement is in effect and (b) JPMorgan Chase Bank, N.A. or any of its Affilitates but only if JP Morgan Chase Bank, N.A. or any such Affiliate has entered into a Treasury Management Agreement with a Credit Party and such Treasury Management Agreement remains in effect.

(d) The proviso at the end of the definition of “Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

provided, in no event shall obligations (a) under any hedge agreement be deemed “Indebtedness” for any purpose under Section 6.8, including Leverage Ratio as used in the definition of Applicable Margin and Applicable Revolving Commitment Fee Percentage and (b) under any Treasury Management Agreement be deemed “Indebtedness” for any purpose.

(e) The following sentence is hereby added at the end of the definition of “Obligations” in Section 1.1 of the Credit Agreement to read as follows:

The term “Obligations” shall also include all obligations of any Credit Party under (a) any Treasury Management Agreement between such Credit Party and a Lender or any Affiliate of a Lender so long as such Treasury Management Agreement is in effect and (b) any Treasury Management Agreement between such Credit Party and JPMorgan Chase Bank, N.A. or any of its Affiliates so long as such Treasury Management Agreement is in effect.

(f) The first proviso in Section 2.14(a) of the Credit Agreement is hereby amended to read as follows:

provided, so long as no Default or Event of Default shall have occurred and be continuing, Borrower shall have the option, directly or through one or more of its Subsidiaries, to invest Net Asset Sale Proceeds (in an aggregate amount not to exceed $10,000,000 of such proceeds received by the Credit Parties in any Fiscal Year) within three hundred sixty-five days of receipt thereof in long-term assets of the general type used in the business of Borrower and its Subsidiaries and Permitted Acquisitions;

2. Consent.

Notwithstanding the terms of Section 6.5 of the Credit Agreement, the Lenders hereby agree that the net sale proceeds received by Noma Company, a Nova Scotia company and Subsidiary of the Borrower, as of the First Amendment Effective Date (an aggregate amount not exceeding $30,000,000), from the sale of assets (including without limitation any related real estate) used exclusively in the conduct of the Stouffville Business (as defined below) may be used by the Borrower to voluntarily prepay the Second Lien Term Loans in the manner determined by the Borrower in its sole discretion. For purposes hereof, the Stouffville Business means the business of manufacturing and distributing various electrical wire products for sale primarily in Canada for use in the building and construction industries from facilities located in 5769 Main Street, Stouffville, Ontario. This consent is limited solely to the net sale proceeds referenced above, and nothing contained in this Section 2 shall be deemed to constitute a waiver of any other rights or remedies of the Collateral Agent, the Co-Administrative Agents or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

3. Amendments to the Pledge and Security Agreement. As of the First Amendment Effective Date, the Pledge and Security Agreement is hereby amended as follows:

(a) The following sentence is hereby added at the end of the definition of “Secured Parties” in Section 1.1 of the Pledge and Security Agreement to read as follows:

The term “Secured Parties” shall also include (a) any Lender or Affiliate of a Lender with respect to any Credit Party’s Obligations under any Treasury Management Agreement between such Credit Party and such Lender or such Affiliate of a Lender so long as such Treasury Management Agreement is in effect and (b) JPMorgan Chase Bank, N.A. or any of its Affiliates solely with respect to any Credit Party’s Obligations under any Treasury Management Agreement between such Credit Party and JPMorgan Chase Bank, N.A. or any of its Affiliates so long as such Treasury Management Agreement is in effect.

(b) Section 7.2 of the Pledge and Security Agreement is hereby amended to read as follows:

7.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: First, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent, Administrative Agents and their agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by the Collateral Agent or Administrative Agents in connection therewith, and all amounts for which the Collateral Agent or Administrative Agents are entitled to indemnification under the Credit Agreement (in its capacity as the Collateral Agent or Administrative Agents and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all reasonable costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the holders of the Secured Obligations; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

4. Intercreditor Agreement. Each Lender hereby authorizes and directs BOFA, as Collateral Agent, to enter into the First Amendment to Intercreditor Agreement (a copy of which is attached hereto as Exhibit A) on behalf of such Lender.

5. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) Receipt by BOFA of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Requisite Lenders, the Lenders holding 100% of the Term Loan Exposure of all Lenders and the Co-Administrative Agents; and

(b) Receipt by BOFA of a fully executed copy of (i) the First Amendment to Second Lien Credit and Guaranty Agreement and Pledge and Security Agreement and (ii) the First Amendment to Intercreditor Agreement.

6. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents.

(c) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

(d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GENTEK HOLDING, LLC

By:

Name:
Title:

GUARANTORS:	GENTEK INC.

By:

Name:
Title:

BALCRANK PRODUCTS INC.
BIG T-2 COMPANY LLC
BINDERLINE DRAFTLINE, INC.
DEFIANCE, INC.
DEFIANCE KINEMATICS INC.
DEFIANCE PRECISION PRODUCTS, INC.
DEFIANCE PRECISION PRODUCTS MANAGEMENT LLC
DEFIANCE PRECISION PRODUCTS MANUFACTURING LLC
DEFIANCE TESTING & ENGINEERING SERVICES, INC.
FINI ENTERPRISE, INC.
GENERAL CHEMICAL LLC
GENERAL CHEMICAL PERFORMANCE PRODUCTS LLC
GENERAL CHEMICAL WEST LLC
GENTEK TECHNOLOGIES MARKETING INC.
HY-FORM PRODUCTS, INC.
NOMA CORPORATION
NOMA DELAWARE INC.
NOMA HOLDING INC.
NOMA O.P., INC.
NOMA TECHNOLOGIES LIMITED PARTNERSHIP
By: Noma Holding Inc., its General Partner
PRINTING DEVELOPMENTS, INC.
REHEIS, INC.
TOLEDO TECHNOLOGIES INC.
TOLEDO TECHNOLOGIES MANAGEMENT LLC
TOLEDO TECHNOLOGIES MANUFACTURING LLC
VIGILANT NETWORKS LLC

By:

Name:
Title:

BANK OF AMERICA, N.A., as Collateral Agent and Co-Administrative Agent

By:

Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:

Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Administrative Agent and a Lender

By:
Name:
Title:

LENDERS:	[Insert name of applicable Lender]

By:

Name:
Title:

EXHIBIT A

FIRST AMENDMENT TO
INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT dated as of April 26, 2006 (the “Amendment”) is entered into among GENTEK HOLDING, LLC, a Delaware limited liability company (the “Borrower”), Bank of America, N.A. (“BOFA”), in its capacity as collateral agent for the First Lien Obligations and Goldman Sachs Credit Partners, L.P. (“GSCP”), in its capacity as collateral agent for the Second Lien Obligations. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Intercreditor Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, BOFA, as First Lien Collateral Agent and GSCP, as Second Lien Collateral Agent entered into that certain Intercreditor Agreement dated as of February 28, 2005 (the “Intercreditor Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Intercreditor Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) The following sentence is hereby added at the end of the definition of “First Lien Loan Documents” in Section 1.1 of the Intercreditor Agreement to read as follows:

Any Treasury Management Agreement between a Credit Party and any Lender or Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates will not be considered a First Lien Loan Document for purposes of this Agreement.

(b) The following sentence is hereby added at the end of the first paragraph of the definition of “First Lien Obligations” in Section 1.1 of the Intercreditor Agreement to read as follows:

“First Lien Obligations” shall also include all obligations of any Credit Party under any Treasury Management Agreement of such Credit Party entered into with any Lender or any Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any or its Affiliates so long as such Treasury Management Agreement remains in effect.

(c) The the second paragraph in the definition of “First Lien Obligations” in Section 1.1 of the Intercreditor Agreement is hereby amended to read as follows:

Notwithstanding the foregoing, if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under the First Lien Credit Agreement and the other First Lien Documents (not including any First Lien Obligations of any Credit Party owing to any Lender or any Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates pursuant to any Treasury Management Agreement); plus (2) the aggregate undrawn face amount of any letters of credit issued and outstanding but not reimbursed under the First Lien Credit Agreement, is in excess of $325,000,000 less the amount of any net proceeds of a Disposition of Collateral applied to permanently repay First Lien Obligations and/or cash collateralize letters of credit under the First Lien Credit Agreement in each case as may be required thereunder (the “Cap Amount”), then only that portion of such Indebtedness and such aggregate undrawn face amount of letters of credit that does not exceed the Cap Amount shall be included in First Lien Obligations and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute First Lien Obligations to the extent related to Indebtedness and face amounts of letters of credit included in the First Lien Obligations.

(d) The following sentence is hereby added at the end of the definition of “Obligations” in Section 1.1 of the Intercreditor Agreement to read as follows:

“Obligations” shall also include all obligations of any Credit Party under any Treasury Management Agreement of such Credit Party entered into with any Lender or Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates so long as such Treasury Management Agreement remains in effect.

(e) The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Treasury Management Agreement” means any agreement providing for treasury, depository or cash management services, including in connection with any automated clearing house transfers of funds or similar transactions.

2. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(b) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GENTEK HOLDING, LLC

By:

Name:
Title:

FIRST LIEN COLLATERAL AGENT:	BANK OF AMERICA, N.A., as First Lien Collateral Agent

By:

Name:
Title:

SECOND LIEN COLLATERAL AGENT:	GOLDMAN SACHS CREDIT PARTNERS L.P., as Second Lien Collateral Agent

By:

Name:
Title:

FIRST AMENDMENT TO SECOND LIEN
CREDIT AND GUARANTY AGREEMENT

Dated as of April 26, 2006

among

GENTEK HOLDING, LLC,
as the Borrower

GENTEK INC.
AND
CERTAIN SUBSIDIARIES OF THE BORROWER
as Guarantors,

THE LENDERS,

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent and Collateral Agent,

AND

BANK OF AMERICA, N.A.,
as Documentation Agent

BANC OF AMERICA SECURITIES LLC
AND
GOLDMAN SACHS CREDIT PARTNERS L.P.
as Joint Lead Arrangers and Joint Book Managers

FIRST AMENDMENT TO SECOND LIEN
CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO SECOND LIEN CREDIT AND GUARANTY AGREEMENT dated as of April 26, 2006 (the “Amendment”) is entered into among GENTEK HOLDING, LLC, a Delaware limited liability company (the “Borrower”), GENTEK INC., a Delaware corporation (“Holdings”), certain Subsidiaries of the Borrower, as Guarantors, the Lenders, Goldman Sachs Credit Partners L.P. (“GSCP”), as Administrative Agent and Collateral Agent and Bank of America, N.A. (“BOFA”), as Documentation Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Sole Bookrunner, Syndication Agent, Administrative Agent and Collateral Agent, Banc of America Securities LLC, as Joint Lead Arranger and BOFA, as Documentation Agent entered into that certain Second Lien Credit and Guaranty Agreement dated as of February 28, 2005 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. As of April 26, 2006 (the “First Amendment Effective Date”), the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Applicable Margin” means (i) with respect to Term Loans that are (a) Eurodollar Rate Loans, 4.25% per annum and (b) Base Rate Loans, 3.25% per annum.

(b) The proviso at the end of the definition of “Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

provided, in no event shall obligations (a) under any hedge agreement be deemed “Indebtedness for any purpose of Section 6.8 and (b) under any Treasury Management Agreement be deemed “Indebtedness” for any purpose.

(c) The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Treasury Management Agreement” means any agreement providing for treasury, depository or cash management services, including in connection with any automated clearing house transfers of funds or similar transactions.

(d) The first proviso in Section 2.14(a) of the Credit Agreement is hereby amended to read as follows:

provided, so long as no Default or Event of Default shall have occurred and be continuing, Borrower shall have the option, directly or through one or more of its Subsidiaries, to invest Net Asset Sale Proceeds (in an aggregate amount not to exceed $10,000,000 of such proceeds received by the Credit Parties in any Fiscal Year) within three hundred sixty-five days of receipt thereof in long-term assets of the general type used in the business of Borrower and its Subsidiaries and Permitted Acquisitions and

(e) Section 6.2(l) of the Credit Agreement is hereby amended to read as follows:

(l) Liens on the Collateral securing (i) obligations under the First Lien Credit Agreement (or any refinancings or replacements thereof permitted by the terms of the Intercreditor Agreement) and (ii) the obligations of any Credit Party under any Treasury Management Agreement of such Credit Party entered into with any Lender or any Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates so long as such Treasury Management Agreement remains in effect;

2.	Consent.

Notwithstanding the terms of Sections 2.13(a) and 2.15(a) of the Credit Agreement, the Lenders hereby agree that the net sale proceeds received by Noma Company, a Nova Scotia company and Subsidiary of the Borrower, as of the First Amendment Effective Date (an aggregate amount not exceeding $30,000,000), from the sale of assets (including without limitation any related real estate) used exclusively in the conduct of the Stouffville Business (as defined below) may be used by the Borrower to make voluntary prepayments on the Term Loans of those Lenders who elect not to continue as Lenders subsequent to the First Amendment Effective Date. For purposes of this Section 2, the Stouffville Business means the business of manufacturing and distributing various electrical wire products for sale primarily in Canada for use in the building and construction industries from facilities located in 5769 Main Street, Stouffville, Ontario. The consent contained in this Section 2 is limited solely to the net sale proceeds referenced above, and nothing contained in this Section 2 shall be deemed to constitute a waiver of any other rights or remedies the Collateral Agent, the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

3. Intercreditor Agreement. Each Lender hereby authorizes and directs GSCP, as Collateral Agent, to enter into the First Amendment to Intercreditor Agreement (a copy of which is attached hereto as Exhibit A) on behalf of such Lender.

4. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) Receipt by BOFA of counterparts of this Amendment duly executed by the Administrative Agent, the Borrower, the Guarantors and the Lenders; and

(b) Receipt by BOFA of a fully executed copy of (i) the First Amendment to First Lien Credit and Guaranty Agreement and Pledge and Security Agreement and (ii) the First Amendment to Intercreditor Agreement.

5. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents.

(c) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

(d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GENTEK HOLDING, LLC

By:

Name:
Title:

GUARANTORS:	GENTEK INC.

By:

Name:
Title:

BALCRANK PRODUCTS INC.
BIG T-2 COMPANY LLC
BINDERLINE DRAFTLINE, INC.
DEFIANCE, INC.
DEFIANCE KINEMATICS INC.
DEFIANCE PRECISION PRODUCTS, INC.
DEFIANCE PRECISION PRODUCTS MANAGEMENT LLC
DEFIANCE PRECISION PRODUCTS MANUFACTURING LLC
DEFIANCE TESTING & ENGINEERING SERVICES, INC.
FINI ENTERPRISE, INC.
GENERAL CHEMICAL LLC
GENERAL CHEMICAL PERFORMANCE PRODUCTS LLC
GENERAL CHEMICAL WEST LLC
GENTEK TECHNOLOGIES MARKETING INC.
HY-FORM PRODUCTS, INC.
NOMA CORPORATION
NOMA DELAWARE INC.
NOMA HOLDING INC.
NOMA O.P., INC.
NOMA TECHNOLOGIES LIMITED PARTNERSHIP
By: Noma Holding Inc., its General Partner
PRINTING DEVELOPMENTS, INC.
REHEIS, INC.
TOLEDO TECHNOLOGIES INC.
TOLEDO TECHNOLOGIES MANAGEMENT LLC
TOLEDO TECHNOLOGIES MANUFACTURING LLC
VIGILANT NETWORKS LLC

By:

Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS, L.P., as Administrative Agent and Collateral Agent

By:

Name:
Title:

BANK OF AMERICA, N.A., as Documentation Agent

By:

Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:

Name:
Title:

LENDERS:	[Insert name of applicable Lender]

By:

Name:
Title:

EXHIBIT A

FIRST AMENDMENT TO
INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT dated as of April 26, 2006 (the “Amendment”) is entered into among GENTEK HOLDING, LLC, a Delaware limited liability company (the “Borrower”), Bank of America, N.A. (“BOFA”), in its capacity as collateral agent for the First Lien Obligations and Goldman Sachs Credit Partners, L.P. (“GSCP”), in its capacity as collateral agent for the Second Lien Obligations. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Intercreditor Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, BOFA, as First Lien Collateral Agent and GSCP, as Second Lien Collateral Agent entered into that certain Intercreditor Agreement dated as of February 28, 2005 (the “Intercreditor Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Intercreditor Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) The following sentence is hereby added at the end of the definition of “First Lien Loan Documents” in Section 1.1 of the Intercreditor Agreement to read as follows:

Any Treasury Management Agreement between a Credit Party and any Lender or Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates will not be considered a First Lien Loan Document for purposes of this Agreement.

(b) The following sentence is hereby added at the end of the first paragraph of the definition of “First Lien Obligations” in Section 1.1 of the Intercreditor Agreement to read as follows:

“First Lien Obligations” shall also include all obligations of any Credit Party under any Treasury Management Agreement of such Credit Party entered into with any Lender or any Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any or its Affiliates so long as such Treasury Management Agreement remains in effect.

(c) The the second paragraph in the definition of “First Lien Obligations” in Section 1.1 of the Intercreditor Agreement is hereby amended to read as follows:

Notwithstanding the foregoing, if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under the First Lien Credit Agreement and the other First Lien Documents (not including any First Lien Obligations of any Credit Party owing to any Lender or any Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates pursuant to any Treasury Management Agreement); plus (2) the aggregate undrawn face amount of any letters of credit issued and outstanding but not reimbursed under the First Lien Credit Agreement, is in excess of $325,000,000 less the amount of any net proceeds of a Disposition of Collateral applied to permanently repay First Lien Obligations and/or cash collateralize letters of credit under the First Lien Credit Agreement in each case as may be required thereunder (the “Cap Amount”), then only that portion of such Indebtedness and such aggregate undrawn face amount of letters of credit that does not exceed the Cap Amount shall be included in First Lien Obligations and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute First Lien Obligations to the extent related to Indebtedness and face amounts of letters of credit included in the First Lien Obligations.

(d) The following sentence is hereby added at the end of the definition of “Obligations” in Section 1.1 of the Intercreditor Agreement to read as follows:

“Obligations” shall also include all obligations of any Credit Party under any Treasury Management Agreement of such Credit Party entered into with any Lender or Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates so long as such Treasury Management Agreement remains in effect.

(e) The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Treasury Management Agreement” means any agreement providing for treasury, depository or cash management services, including in connection with any automated clearing house transfers of funds or similar transactions.

2. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(b) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GENTEK HOLDING, LLC

By:

Name:
Title:

FIRST LIEN COLLATERAL AGENT:	BANK OF AMERICA, N.A., as First Lien Collateral Agent

By:

Name:
Title:

SECOND LIEN COLLATERAL AGENT:	GOLDMAN SACHS CREDIT PARTNERS L.P., as Second Lien Collateral Agent

By:

Name:
Title:

FIRST AMENDMENT TO

INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT dated as of April 26, 2006 (the “Amendment”) is entered into among GENTEK HOLDING, LLC, a Delaware limited liability company (the “Borrower”), Bank of America, N.A. (“BOFA”), in its capacity as collateral agent for the First Lien Obligations and Goldman Sachs Credit Partners, L.P. (“GSCP”), in its capacity as collateral agent for the Second Lien Obligations. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Intercreditor Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, BOFA, as First Lien Collateral Agent and GSCP, as Second Lien Collateral Agent entered into that certain Intercreditor Agreement dated as of February 28, 2005 (the “Intercreditor Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Intercreditor Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) The following sentence is hereby added at the end of the definition of “First Lien Loan Documents” in Section 1.1 of the Intercreditor Agreement to read as follows:

Any Treasury Management Agreement between a Credit Party and any Lender or Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates will not be considered a First Lien Loan Document for purposes of this Agreement.

(b) The following sentence is hereby added at the end of the first paragraph of the definition of “First Lien Obligations” in Section 1.1 of the Intercreditor Agreement to read as follows:

“First Lien Obligations” shall also include all obligations of any Credit Party under any Treasury Management Agreement of such Credit Party entered into with any Lender or any Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any or its Affiliates so long as such Treasury Management Agreement remains in effect.

(c) The the second paragraph in the definition of “First Lien Obligations” in Section 1.1 of the Intercreditor Agreement is hereby amended to read as follows:

Notwithstanding the foregoing, if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under the First Lien Credit Agreement and the other First Lien Documents (not including any First Lien Obligations of any Credit Party owing to any Lender or any Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates pursuant to any Treasury Management Agreement); plus (2) the aggregate undrawn face amount of any letters of credit issued and outstanding but not reimbursed under the First Lien Credit Agreement, is in excess of $325,000,000 less the amount of any net proceeds of a Disposition of Collateral applied to permanently repay First Lien Obligations and/or cash collateralize letters of credit under the First Lien Credit Agreement in each case as may be required thereunder (the “Cap Amount”), then only that portion of such Indebtedness and such aggregate undrawn face amount of letters of credit that does not exceed the Cap Amount shall be included in First Lien Obligations and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute First Lien Obligations to the extent related to Indebtedness and face amounts of letters of credit included in the First Lien Obligations.

(d) The following sentence is hereby added at the end of the definition of “Obligations” in Section 1.1 of the Intercreditor Agreement to read as follows:

“Obligations” shall also include all obligations of any Credit Party under any Treasury Management Agreement of such Credit Party entered into with any Lender or Affiliate of a Lender or JPMorgan Chase Bank, N.A. or any of its Affiliates so long as such Treasury Management Agreement remains in effect.

(e) The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Treasury Management Agreement” means any agreement providing for treasury, depository or cash management services, including in connection with any automated clearing house transfers of funds or similar transactions.

2. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(b) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GENTEK HOLDING, LLC

By:

Name:
Title:

FIRST LIEN COLLATERAL AGENT:	BANK OF AMERICA, N.A., as First Lien Collateral Agent

By:

Name:
Title:

SECOND LIEN COLLATERAL AGENT:	GOLDMAN SACHS CREDIT PARTNERS L.P., as Second Lien Collateral Agent

By:

Name:
Title: